THE ADVISORS’ INNER CIRCLE FUND III

Mesirow Small Company Fund

(the “Fund”)

Supplement dated May 24, 2023

to the Fund’s Summary Prospectus and Prospectus,

each dated January 28, 2023

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

I. Effective immediately, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows in connection with changes to the principal investment strategies and principal risks of the Fund:

1.	The fourth and fifth paragraphs of the “Principal Investment Strategies” section of the Summary Prospectus, and the corresponding section of the Prospectus, are hereby deleted and replaced with the following:

Further, MIIM considers various operational and structural factors within its fundamental assessment of macro, sector and company specific trends. Factors taken into consideration may include (but are not limited to): business model risks that may arise from general economic activity, interest rates, business input costs and changes to industry structure; governance factors such as board composition, share class structure and shareholder voting rights; environmental factors such as resource usage and carbon intensity; social factors such as workplace policies, child labor and human rights; and other qualitative factors that may impede a company’s ability to reach stated goals and objectives. MIIM believes companies that reduce exposure to broad risk factors have the potential to reduce the cost of capital, materially lower operating costs or increase the profitability of a company, which may, in turn, lead to higher investment returns for the Fund.

MIIM continuously monitors and evaluates investments held by the Fund to discern changes in trends, modify investment outlooks, and adjust valuations accordingly. MIIM attempts to mitigate excess risk through ownership of what it considers a well-diversified portfolio with broad representation across market industries and sectors. MIIM seeks to actively encourage management of the Fund’s portfolio companies to make incremental positive changes to their business models and risk infrastructure with the goal of producing better investment results. From time to time, the Fund may focus its investments in a particular sector or sectors of the economy. MIIM will liquidate an investment based on several factors, including asset valuation, changes in prospective attributes, and purchases of alternative investments with potentially higher returns. MIIM generally will not immediately sell a stock merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has growth potential.

2.	In the “Principal Risks” section of the Summary Prospectus, and the corresponding section of the Prospectus, the “ESG Risk” disclosure is hereby deleted.

3.	In the “More Information about Risk” section of the Prospectus, the “ESG Risk (Small Company Fund only)” disclosure is hereby deleted.

II. Andrew Hadland, CFA, now serves as a portfolio manager of the Fund. Accordingly, effective immediately, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

1.	The following is hereby added to the “Portfolio Managers” section of the Summary Prospectus and the corresponding section of the Prospectus:

Andrew Hadland, CFA, Managing Director and Portfolio Manager, has managed the Fund since 2023.

2.	The following is hereby added to the “Portfolio Managers” section of the Prospectus:

Andrew Hadland, CFA, Managing Director and Portfolio Manager, serves as a portfolio manager for the Small Company Fund. Mr. Hadland joined MFIM when the firm acquired FMA in 2016 and joined MIIM in 2022. Prior to joining FMA, Mr. Hadland served as a Senior Equity Analyst at The Northern Trust Company and a Senior Analyst and Co-Portfolio Manager at Conseco Capital Management. Mr. Hadland earned a B.S. in Finance from Miami of Ohio University and an M.B.A. with dual concentration in Finance and Equity Valuation from the Kelley School of Business at Indiana University. Mr. Hadland is a CFA charterholder and member of the CFA Society of Chicago and CFA Institute. Mr. Hadland has over 25 years of industry experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MES-SK-005-0100

THE ADVISORS’ INNER CIRCLE FUND III

Mesirow Small Company Fund

(the “Fund”)

Supplement dated May 24, 2023

to the Fund’s Statement of Information (“SAI”)

dated January 28, 2023

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Andrew Hadland, CFA, now serves as a portfolio manager of the Fund. Accordingly, effective immediately, the SAI is hereby amended and supplemented as follows.

1.	The following is hereby added to the “Fund Shares Owned by Portfolio Managers” table in “The Portfolio Managers” section of the SAI:

Name	Dollar Range of Fund Shares Owned[1]
Andrew Hadland, CFA*	$50,001 - $100,000 (Small Company Fund)

*	Valuation date is May 15, 2023.

2.	The following is hereby added to the “Other Accounts” table in “The Portfolio Managers” section of the SAI:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Andrew Hadland, CFA*	0	$0	2	$34	21	$898

*	Valuation date is April 30, 2023.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MES-SK-006-0100

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